UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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GLOBAL BRASS AND COPPER HOLDINGS, INC.
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 (NYSE: BRSS)Investor PresentationApril 10, 2019

 2  Transaction  Wieland Group’s acquisition of Global Brass and Copper  Price per share  100% of company purchased for $44.00 per share  Consideration  The transaction is not subject to any financing conditions and Wieland Group has secured appropriate financing facilities  Premium  27% premium to closing price on April 9, 201945% premium to 90-day VWAP113% premium to 52-week high  EBITDA multiple  Represents a 9.6x 2018 Adjusted EBITDA multiple2  Timeline  Anticipated closing in H2 2019  1VWAP calculated as 90 trading day volume weighted average price; 2Based on 2018 Adjusted EBITDA of $122mm; see page 10 for Adjusted EBITDA reconciliation  Preliminary draft – for discussion purposes only  Transaction highlights

 Strategic rationale  3  Creates a leader in copper sheet, strip and brass products with global footprint and diversity  Enhanced product development and R&D capabilities to better serve attractive growth markets  Improved global distribution network across North America and Europe to reach new opportunities  High performance operations with complementary manufacturing networks to leverage best practices  Stronger platform to accelerate organic and inorganic growth  Experienced and proven leadership to lead successful integration  1  2  3  4  5  6  7  Complementary products across copper & copper alloy sheet, rod, tube and engineered as well as fabricated products to meet changing customer needs

 Creating a global leader  4            Leading value-added converter, fabricator and distributor of specialized non-ferrous products  Outstanding metal expertise, broad product portfolio and effective, future oriented services  ~1,900 employees worldwide servicing nearly 4,200 customers in 28 countries  Founded in 1820, Wieland Group’s success is based on the dedication and expertise of all of its ~7,000 employees worldwide  Culture centered on product quality, outstanding service and continuous improvement  Culture of excellence & innovation with emphasis on continuous development of copper alloys, processes, and products  Produces finished products from primarily recycled and processed scrap; leader in high performance alloys and lead-free metals with Eco Brass  World class efficient manufacturing processes; strong focus on recycled metals optimization

Broad and diverse product portfolios…

GLOBAL Brass and Copper, Inc.

	Olin Brass	Chase Brass	AJ Oster
Products	Copper & brass sheet Copper foil Fabricated products	Brass rods Ingot products Eco Bronze	Copper Copper/Brass Rolled Sheet Aluminum
End-markets / shipments	**Key industries:** Building & Housing Automotive Electronics Munitions Coinage	**Key industries:** Building & Housing Transportation Electronics Industrial Machinery	**Key industries:** Building & Housing Automotive Electronics
	Shipments: 256 mm lbs	**Shipments: 212 mm lbs**	**Shipments: 135 mm lbs**

+

wieland

	BU Rolled Products	BU Extruded Products	BU Engineered Products	BU Thermal Solutions
Products	Copper strip Plated strip Multicore flat conductor strips	Copper sections Copper tubes Copper wire	Industrial slide bearings Slide bearings for combustion engines Copper rotors	Low-finned tubes High-finned tubes In-stock heat exchangers

Key industries:
Industrial
Automotive
Electronics
Refrigeration

Shipments: 1,170 mm lbs



Page 5

…and complementary footprint

Complementary footprint provides Wieland a leading supply chain in diverse geographies



United Kingdom
Europe
Russia
USA
Mexico
Puerto Rico
China
Japan
India
Singapore
Australia



United States of America
Mexico

- GBC
- Wieland Group

Complementary regions:

GLOBAL Brass and Copper, Inc.	wieland
North America	Europe
China	Asia
	North America



Page 6

Compelling strategic combination

Attractive positions in industries and channels worldwide

- **90+** total manufacturing and distribution locations worldwide

High performance operations

- Opportunities in global sourcing
- Complementary footprint – leveraging best practices
- Balanced industry exposure
- Enhanced service quality to existing customer base

Platform for growth to meet customers' changing needs

- Robust R&D and product development capabilities
- Attractive opportunities in growing verticals
- Enhanced platform to support continued inorganic bolt-on growth



Page 7

Expected transaction milestones  8  Expected timing  Milestone  April 10th, 2019  Deal announcement  H2 2019  Regulatory approvals  H2 2019  Shareholder meeting to vote on transaction  H2 2019  Expected transaction close

 Appendix  9

 EBITDA and Adjusted EBITDA Reconciliation   10  Note: refer to notes on the page following these reconciliations  EBITDA and Adjusted EBITDA Reconciliation

 Notes for EBITDA and Adjusted EBITDA Reconciliation  11  Represents the loss on extinguishment of debt and other expenses associated with our refinancing activities.Represents unrealized gains / losses on derivative contracts.Represents the impact of lower of cost or market adjustments to domestic metal inventory.Calculated based on the difference between the base year LIFO carrying value and the metal prices prevailing in the market at the time of inventory depletion.Represents selected professional fees for accounting, tax, legal, and consulting services for merger and acquisition activity.  Preliminary draft – for discussion purposes only  Notes for EBITDA and Adjusted EBITDA Reconciliation

 Non-GAAP Financial Measures Discussion   12  Adjusted EBITDANet income attributable to Global Brass and Copper Holdings, Inc. is the most directly comparable US GAAP measure to adjusted EBITDA. Adjusted EBITDA is defined as net income attributable to Global Brass and Copper Holdings, Inc., plus interest, taxes, depreciation and amortization (“EBITDA”) adjusted to exclude the following:unrealized gains and losses on derivative contracts in support of our balanced book approach;unrealized gains and losses associated with derivative contracts related to energy and utility costs;impact associated with lower of cost or market adjustments to inventory; gains and losses due to the depletion of a last-in, first out (“LIFO”) layer of metal inventory; refinancing costs; restructuring and other business transformation charges;inventory step-up costs related to acquisition accounting;specified legal and professional expenses; and certain other items.We believe adjusted EBITDA represents a meaningful presentation of the financial performance of our core operations because it provides period-to-period comparisons that are more consistent and more easily understood. We also believe it is an important supplemental measure that is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.Adjusted EBITDA is the key metric used by our chief operating decision maker (“CODM”) to evaluate segment performance in a way that we believe reflects our core operating performance, and in turn, incentivizes members of management and certain employees. For example, we use adjusted EBITDA per pound in order to measure the effectiveness of the balanced book approach in reducing the financial impact of metal price volatility on earnings and operating margins, and to measure the effectiveness of our business transformation initiatives in improving earnings and operating margins. However, our adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. In addition, it has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under US GAAP.  Preliminary draft – for discussion purposes only  Non-GAAP Financial Measures Discussion

 Non-GAAP Financial Measures Discussion (cont.)  13  We compensate for these limitations by using adjusted EBITDA along with other comparative tools, together with US GAAP measurements, to assist in the evaluation of operating performance. Such US GAAP measurements include operating income and net income.  Preliminary draft – for discussion purposes only  Non-GAAP Financial Measures Discussion (cont.)

 Additional Information Discussion  14  Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Wieland. In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission (SEC) and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors may obtain a free copy of the proxy statement (when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s Web site at http://www.sec.gov. The proxy statement and such other documents once filed by the Company with the SEC may also be obtained for free from the Investor Relations section of the Company’s web site (https://ir.gbcholdings.com/) or by directing a request to: Global Brass and Copper Holdings, Inc., 475 N. Martingale Road, Suite 1200, Schaumburg, IL 60173, Attention: Investor Relations. Participants in Solicitation The Company and its officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the Company’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 28, 2019, and the proxy statements for its 2019 annual meeting of stockholders, which was filed with the SEC on March 29, 2019. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement regarding the proposed transaction when it is filed with the SEC. When available, you may obtain free copies of these documents as described in the preceding paragraph.Forward-Looking StatementsCertain statements contained in this document constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions are intended to identify forward-looking statements. Statements regarding whether and when the proposed transaction will be consummated and the anticipated benefits thereof, among others, may be forward-looking. This presentation contains forward-looking statements that involve risks and uncertainties concerning Wieland’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this presentation due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the Company may be unable to obtain required stockholder approval or that other conditions to closing the proposed transaction may not be satisfied, such that the proposed transaction will not close or that the closing may be delayed; general economic conditions; the proposed transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the Company; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. For more details on these and other potential risks and uncertainties, please refer to the proxy statement when filed and the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. All forward-looking statements speak only as of the date of this presentation or, in the case of any document incorporated by reference, the date of that document. The Company is under no duty to update any of the forward-looking statements after the date of this presentation to conform to actual results, except as required by applicable law.  Preliminary draft – for discussion purposes only  Additional Information Discussion